                                                                   EXHIBIT 10.20

                                  WAM!NET INC.

                        1998 COMBINED STOCK OPTION PLAN

        1.  Purpose.  The purpose of the WAM!NET Inc. 1998 Combined Stock Option
            -------
Plan (the "Plan") is to provide a continuing long-term incentive to selected eligible officers and key employees (including foreign nationals) of WAM!NET Inc. (the "Corporation") and of any subsidiary corporation of the Corporation (the "Subsidiary"), as herein defined, to Non-Employee Directors of the Corporation and to Non-Employee Consultants to the Corporation; to provide a means of rewarding outstanding performance; and to enable the Corporation to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

        2.  Definitions.  The following words and phrases as used herein shall
            -----------
have the meanings set forth below:

        2.1. "Addendum" shall mean an addendum attached to the Plan which provides for certain grants of Options to employees of the Corporation or a Subsidiary who are foreign nationals, and is intended to conform to the laws of such employees' country of citizenship with respect to such Options and the granting thereof.

        2.2.  "Board" shall mean the Board of Directors of the Corporation.

        2.3.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.4. "Committee" shall mean the Stock Option Committee of the Board, or such other committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by Section 4 hereof.

        2.5. "Common Stock" shall mean the common stock, $0.01 par value, of the Corporation.

        2.6. "Corporation" shall mean WAM!NET Inc., (f/k/a Netco Communications Corporation), a Minnesota corporation.

        2.7. "Non-Employee Consultant" shall mean an individual who is retained to provide consulting or legal services to the Corporation or a Subsidiary, and who is not an employee of the Corporation or any Subsidiary.

        2.8. "Non-Employee Director" shall mean a member of the Board who is not an employee of the Corporation or any Subsidiary.

        2.9. "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges, or is quoted on NASDAQ National Market, the last reported sales price on the principal such exchange or NASDAQ on the date in question, or if such security shall not have
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                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan


been traded on such principal exchange on such date, NASDAQ on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange or NASDAQ National Market, but is traded in the over-the-counter market, including NASDAQ, closing bid price for such security on the date in question, or if there is no such bid price for such security on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

        2.10. "ISO" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.11. "NQO" shall mean any stock option granted pursuant to this Plan, which is not an ISO.

        2.12. "Option" shall mean any stock option granted pursuant to this Plan.

        2.13. "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

        2.14. "Plan" shall mean this 1998 Combined Stock Option Plan of the Corporation.

        2.15. "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under Section 425(f) of the Code.

        2.16. "Tax Date" shall mean the date on which the amount of tax to be withheld is determined under the Code.

        3.  Shares Available Under Plan.  The number of shares which may be
            ---------------------------
issued pursuant to Options granted under this Plan, including Options granted pursuant to an Addendum, shall not exceed 25,000,000 shares of the Common Stock of the Corporation; provided, however, that shares which become available as a result of canceled, unexercised, lapsed or terminated Options granted under this Plan shall be available for issuance pursuant to Options subsequently granted under this Plan, and the number of shares for which Options have been granted or are available for grant under this Plan shall be proportionately increased or decreased in accordance with Section 8 hereof upon occurrence of any event described therein. The shares issued upon exercise of Options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by the Corporation.

        4.  Administration.
            --------------

        4.1. The Plan will be administered by the Board of Directors or by a Committee (the "Committee") selected by the Board and consisting of at least three members, none of whom for at least one year prior to service on the Committee has been eligible to receive any Option under the Plan, or under any other benefit plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock or stock options of the Corporation or any of its Subsidiaries. The Board or such Committee are hereinafter described as the Committee.

                                       2.
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                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

        4.2. The Committee will have plenary authority, subject to provisions of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the Optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or an NQO, or an Option pursuant to the provisions of an Addendum. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to options granted at the same time. The Committee's recommendations regarding option grants and terms and conditions thereof will be conclusive.

        4.3. The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

        4.4. The Committee will designate one of its members as chairman. It will hold its meetings at the times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee will be made by a majority of its members. Any determination reduced to writing and signed by all members will be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who need not be a member of the Committee, and may make such rules and regulations for the conduct of its business as it may deem advisable.

        4.5. No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Service on the Committee will constitute service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to the Corporation's Bylaws.

        4.6. The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options in a manner, at any times, and in any form as the Board may reasonably request.

        5.  Participants.
            ------------

        5.1. Participation in this Plan shall be limited to employees of the Corporation or of a Subsidiary and to Non-Employee Directors and Non-Employee Consultants. Non-Employee Directors and Non-Employee Consultants shall participate under this Plan only as specified in Section 14 hereof.

                                       3.
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                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

        5.2. Without amending the Plan, the Committee may grant Options to employees of the Corporation or of any Subsidiary who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such Addenda, modification, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Corporation or any Subsidiary operates or has employees.

        5.3. Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

        5.4. Except with respect to Options granted to Non-Employee Directors or Non-Employee Consultants under Section 15, the Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

        6.  Terms and Conditions.
            --------------------

        6.1. Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

        6.2. Each Option agreement shall specify the period for which the Option thereunder is granted which in no event shall exceed ten years from the date of the grant for any Option designated by the Committee as an ISO or ten years and one day from the date of grant for any Option and shall provide that the Option shall expire at the end of such period.

        6.3. The exercise price per share shall be determined by the Committee at the time any Option is granted and, if the Option is an ISO, shall be no less than one hundred percent (100%) of Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

        6.4. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an ISO under this Plan or any other plan of the Corporation or its Subsidiaries is exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

        6.5. An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determined by the Corporation at the time of the grant. The Option agreement may require, if so determined by the Corporation, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Corporation may specify.

                                       4.
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                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

        6.6. The Corporation may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

        6.7. Each Incentive Stock Option granted hereunder shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee or Optionee's guardian or legal representative. Each Non-Qualified Stock Option granted hereunder may be transferred by the Optionee for estate planning purposes subject to prior or other written approval by the Committee in its sole discretion or pursuant to any policy and requirements concerning such transfers then in effect as the Committee may in its discretion establish, amend or revoke from time to time; by will or the laws of descent and distribution; or pursuant to a qualified domestic relations order as defined in Section 414 of the Code or Section 206 of the Employee Retirement Income Security Act, or rules thereunder. Except as permitted by the preceding sentences, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempt to so transfer, assign, pledge or otherwise dispose of an Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or any levy of any attachment or similar process upon such rights and privileges, shall be void and unenforceable against the Corporation.

        7.  Exercise of Option.
            ------------------

        7.1. Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of the Corporation (or such other person as may be designated). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

        7.2. Payment shall be made to the Corporation either (i) in cash, including certified check, bank draft or money order, (ii) at the discretion of the Corporation, by delivering Common Stock of the Corporation already owned by the participant, (iii) at the discretion of the Corporation, by delivering a promissory note, containing such terms and conditions acceptable to the Corporation, for all or a portion of the purchase price of the shares so purchased, or a combination of (i), (ii) and (iii). With respect to (ii), the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

        7.3. Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local withholding tax requirements.

                                       5.
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                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

        8.  Adjustment of Option Stock.  In case the shares issuable upon
            --------------------------
exercise of any Option granted under the Plan at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares (whether with or without par value), the number of shares purchasable upon exercise of such Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive a number of shares which he or she would have owned or have been entitled to receive after the happening of such event had such Option been exercised immediately prior to the happening of such subdivision or combination or any record date with respect thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such subdivision or combination retroactive to the record date, if any, for such subdivision or combination. The option price (as such amount may have theretofore been adjusted pursuant to the provisions hereof) shall be adjusted by multiplying the option price immediately prior to the adjustment of the number of shares purchasable under the Option by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter. Substituted shares of stock shall be deemed shares under Section 3 of the Plan.

        9.  Change in Control.
            -----------------

        9.1. For purposes of this Section 9, a "Change in Control" of the Corporation will mean (i) the sale, lease, exchange or other transfer of substantially all of the assets of the Corporation (in one transaction or in a series of related transactions) to a person or entity that is not controlled, directly or indirectly, by the Corporation, (ii) a merger or consolidation to which the Corporation is a party if the stockholders of the Corporation immediately prior to effective date of such merger or consolidation do not have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation's outstanding securities ordinarily having the right to vote at elections of directors, or (iii) a change in control of the Corporation of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirements, including, without limitation, such time as (1) any person becomes, after the effective date of the Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 40% or more of the combined voting power of the Corporation's outstanding securities ordinarily having the right to vote at elections of directors, or (2) individuals who constitute the Board of Directors on the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the effective date of the Plan will, for purposes of this Section 9.1, be considered as though such persons were a member of the Board of Directors on the effective date of the Plan.

        9.2. Without limiting the authority of the Committee under Section 4 of the Plan, if a Change in Control of the Corporation occurs, then, if approved by the Committee in its sole

                                       6.
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                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

discretion either in an agreement evidencing an Option grant at the time of grant or at any time after the grant of an Option, all Options will become immediately exercisable in full and will remain exercisable in accordance with the terms of the Plan; provided, however, that a recipient of Incentive Stock Options may elect that such acceleration of vesting not apply with respect to some or all of the Incentive Stock Options granted to him by so notifying the Committee in writing within three (3) business days of being notified of the Committee's actions pursuant to this Section 9.

        9.3. If a Change in Control of the Corporation occurs, then the Committee in its sole discretion either in an agreement evidencing an Option grant at the time of grant or at any time after the grant of an Option, and without the consent of any Option recipient effected thereby, may determine that some or all recipients holding outstanding Options will receive, with respect to and in lieu of some or all of the shares of Option Stock, as of the effective date of any such Change in Control of the Corporation, cash in an amount equal to the excess of the Fair Market Value of such shares either immediately prior to the effective date of such Change in Control of the Corporation or, if greater, determined on the basis of the amount paid as consideration by the other party(ies) to the Change in Control transaction over the exercise price per share of such Options.

        9.4. Notwithstanding anything in Section 9.2 or 9.3 of the Plan to the contrary, if the Corporation is then subject to the provisions of Section 280G of the Code, and if the acceleration of the vesting of an Option as provided in
Section 9.2 or the payment of cash in exchange for all or part of an Option as provided in Section 9.3 (which acceleration or payment could be deemed a "payment" within the meaning of Section 28OG(b)(2) of the Code), together with any other payments which such recipient has the right to receive from the Corporation or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the
Code) of which the Corporation is a member, would constitute a "parachute payment" (as defined in Section 28OG(b)(2) of the Code), then the payments to such recipient pursuant to Section 9.2 or 9.3 will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if such recipient is subject to a separate agreement with the Corporation or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, then the limitations of this
Section 9.4 will, to that extent, not apply.

        10.  Assignments.  Other than as provided in Section 6.7, any Option
             -----------
granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        11.  Severance; Death; Disability.  An Option shall terminate, and no
             ----------------------------
rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Corporation or by a Subsidiary except that:

                                       7.

                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

        11.1. If the employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may at any time within not more than three months after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that if the employment is terminated as a result of the Optionee's deliberate, willful or gross misconduct as determined by the Committee, all rights under the Option shall terminate and expire upon such termination.

        11.2. If the Optionee dies while in the employ of the Corporation or a Subsidiary, or within not more than three months after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within one year following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent they were exercisable by the Optionee on the date of death.

        11.3. If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or her legal representative, may at any time within not more than one year after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

        11.4.  The same exercise periods as provided in Sections 11.1, 11.2 and
11.3 shall also apply with respect to a tranferee of an Option pursuant to
Section 6.7, including the extension of the exercise period under Section 11.2 upon the death of the tranferee.

        11.5. Any provision of Sections 11.1, 11.2 and 11.3 to the contrary notwithstanding, no Option or any right claimed thereby, therein or thereunder shall be exercisable by anyone after the expiration of the term of the Option.

        11.6. Transfers of employment between the Corporation and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

        12.  Rights of Participants.  Neither the participant nor the personal
             ----------------------
representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

        13.  Securities Registration.  If any law or regulation of the
             -----------------------
Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option

                                       8.

                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

        14.  Duration and Amendment.
             ----------------------

        14.1. There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISO's must be granted within ten years from the date the Plan is approved by the shareholders.

        14.2. The Board may terminate or may amend the Plan at any time; provided, however, that the Board may not, without approval of the shareholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of ISO's at less than 100% of Fair Market Value at time of grant, (iii) change the class of employees eligible to receive Options under the Plan, or (iv) permit Directors to receive options under the Plan other than pursuant to Section 15 hereof; and, provided further, that the Board may not amend the Plan more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or rules thereunder.

        15.  Granting of Options to Non-Employee Directors and Non-Employee
             --------------------------------------------------------------
Consultants.
------------

        15.1. Non-Employee Directors and Non-Employee Consultants shall be entitled to receive such Options under this Plan as may be granted to them from time to time.

        15.2. All Options granted to Non-Employee Directors and Non-Employee Consultants shall be designated as NQOs, shall be evidenced by a written option agreement signed by the Corporation and the Non-Employee Director or Non-Employee Consultant, and shall be subject to the same terms and provisions as are then in effect with respect to granting of NQOs to salaried officers and key employees of the Corporation, except that the Option shall be exercisable as to all or any part of the shares subject to the Option from the date the Option is granted, and shall expire on the earliest of (i) twelve months after the Optionee ceases to be a Non-Employee Director or a Non-Employee Consultant (except by death), (ii) one year after the death of the optionee, or (iii) seven years after the date of grant. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Options granted to Non-Employee Directors, except that Non-Employee Directors shall always have the right to deliver stock in exercise of options as provided in Section 7.2.

                                       9.

                                                                    WAM!NET Inc.
                                                 1998 Combined Stock option Plan

        16.  Approval of Shareholders.  This Plan expressly is subject to
             ------------------------
approval of holders of a majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed canceled.

        17.  Conditions of Employment.  The granting of an Option to a
             ------------------------
participant under this Plan who is an employee shall impose no obligation on the Corporation to continue the employment of any participant and shall not lessen or affect the right of the Corporation to terminate the employment of the participant.

        18.  Other Options.  Nothing in the Plan will be construed to limit the
             -------------
authority of the Corporation to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association, or other entity, or to grant options to, or assume options of, any person for the acquisition by purchase, lease, merger, consolidation, or otherwise, of all or any part of the business and assets of any person, firm, corporation, association, or other entity.

        19.  Governing Law.  The provisions of the Plan, including the
             -------------
provisions and Rules of any Addendum, Appendix, or other document incorporated herein, shall be governed by, interpreted and enforced in accordance with the laws of the State of Minnesota, unless and to the extent they are pre-empted by the laws of the United States of America. In the event that these laws conflict with the laws of any other nation, the laws of the state of Minnesota or the United States of America, as applicable, shall prevail to the maximum possible extent.

                                      10.

                                ADDENDUM TO THE
                  WAM!NET INC. 1998 COMBINED STOCK OPTION PLAN

                         1998 SHARE OPTION SCHEME RULES
                     APPLICABLE TO UNITED KINGDOM EMPLOYEES

The following Rules comprise a scheme intended to extend the benefits of stock options granted under the Plan to employees of WAM!NET Inc. who are residents in the United Kingdom and to United Kingdom resident employees of companies of which WAM!NET Inc. has control pursuant to Section 840 of the Act (as defined below). These Rules are designed to qualify for approval as an approved share option scheme under Schedule 9 (as defined below).

The Rules should be read in conjunction with the Plan and are subject to the terms and conditions of the Plan except to the extent that the terms of the Plan are specifically disapplied or are inconsistent with the terms of these Rules.

The Rules set out below apply to any grant of Options under the Plan to individuals who are residents in the United Kingdom for United Kingdom tax purposes and in respect of whom the limitations in Rule 4.1 below have not been breached, and expressly stated to be subject to these Rules.

                                   ARTICLE 1.


                                  DEFINITIONS
                                  -----------

        1.1) In the Scheme the following words and expressions shall have the following meanings:

        (a) "Act" shall mean the United Kingdom Income and Corporation Taxes Act 1988.

        (b) "Adoption Date" shall mean the date on which the Scheme is adopted by the Corporation in a general meeting of the Company's shareholders.

        (c) "Announcement Date" shall mean any date on which the Company makes a preliminary announcement of its final or interim results in respect of any financial period.

        (d) "Associated Company" shall mean any company which is an associated company of the Corporation within the meaning of Section 416 of the Act.

        (e) "Auditors" shall mean the auditors for the time being of the Corporation.

        (f)  "Board" shall mean the board of directors of the Corporation.

        (g) "Committee" shall mean the committee of the Board appointed pursuant to Rule 9.1.

        (h) "Control" has the meaning given to it by Section 840 of the Act provided that for the purposes of Rule 7, "Change in Control" shall be as defined in Rule 7.1.

        (i)  "Corporation" shall mean WAM!NET Inc., a Minnesota corporation

        (j) "Date of Grant" shall mean, in relation to an Option, the date on which the Option was or is to be granted pursuant to Rule 2.1.

        (k) "Eligible Employee" shall mean any resident of the United Kingdom for United Kingdom tax purposes who is an employee of the Corporation or member of the Participating Group, but excluding any director of a member or members of the Participating Group who is contracted to work for less than 25 hours a week (excluding meal breaks) in that capacity and also excluding any person who is prohibited from participating by the provisions of paragraph 8 of Schedule 9.

        (l) "Executive Share Option Scheme" shall mean any Share Option Scheme in which participation is confined to those employees and directors as may be selected at the discretion of the body administering the scheme.

        (m) "Fair Market Value" shall mean, if the Shares are quoted for trading on a recognized stock exchange (as defined in Section 841 of the Act), on any given date a price equal to the middle market quotation of a Share as derived from such exchange on the day immediately preceding the Date of Grant or, if no such quotation shall exist on such day, the last such quotation prior thereto, or if the Shares are not so quoted, the price of a Share on the day immediately preceding the Date of Grant as agreed in advance of grant with Shares Valuation Division in accordance with the provisions of Part VIII of the Untied Kingdom Taxation of Chargeable Gains Act 1992.

        (n) "Group" shall mean the Corporation and all of the Subsidiaries, and "member of the Group" shall be construed accordingly.

        (o) "Holding Company" shall have the meaning given to it by Section 736 of the United Kingdom Companies Act 1985.

        (p) "Operative Period" shall mean the period of ten years commencing on the Adoption Date.

        (q)  "Option" shall mean a right to acquire Shares under the Scheme.

        (r) "Participant" shall mean an Eligible Employee who has been granted an Option which has neither ceased to be exercisable nor lapsed or, where applicable, the personal representative(s) of any such person.

        (s) "Participating Group" shall mean the Corporation and any members of the Group which the Board has resolved shall participate in the Scheme, and "member of the Participating Group" shall be construed accordingly.

        (t) "Revenue Approval" shall mean approval of the Scheme by the Board of Inland Revenue of the United Kingdom under Schedule 9.

        (u)  "Schedule 9" shall mean Schedule 9 to the Act.

        (v) "Scheme" shall mean the scheme herein contained as from time to time amended in accordance with the provisions and known as the 1998 Share Option Scheme Addendum to the WAM!NET 1998 Combined Stock Option Plan.

        (w) "Shares" shall mean ordinary shares of $0.01 par value each in the capital of the Corporation as defined in the Corporation's Articles of Incorporation and which satisfy the requirements of paragraphs 10 to 14 inclusive of Schedule 9.

        (x) "Share Option Scheme" shall mean any scheme for employees which has been approved by the Corporation in a general meeting of its shareholders and provides for the grant of options to employees to subscribe for Shares.

        (y) "Subscription Price" shall mean the price per Share payable on the exercise of an Option as determined by the Committee but in no event less than the Fair Market Value of a Share or, should it be higher than such Fair Market Value, the nominal or par value of a Share.

        (z) "Subsidiary" shall mean a company which is both under the Control of the Corporation and which is a subsidiary of the Corporation within the meaning of Section 736 of the Companies Act 1985.

Any reference herein to a statutory provision shall include a reference to that provision as amended or re-enacted from time to time. Where the context permits, the singular shall include the plural and vice versa and the masculine gender shall include the feminine. Any reference herein to a "Rule" shall be to a rule of the Scheme save where the contrary is expressed.

                                   ARTICLE 2.

                                GRANT OF OPTIONS
                                ----------------

        2.1)  Notice of Grant.  The Committee may at their discretion at any
              ---------------
time during the Operative Period give notice in writing to any Eligible Employee granting him an Option subject to and in accordance with the terms of the Scheme provided that any such grant shall only be made after the Adoption Date and receipt of Revenue Approval.

The said notice shall inform him of the date on which it was granted, the number of Shares in respect of which it was granted, the Subscription Price and any performance targets or additional conditions to be satisfied as a condition of the Option in accordance with Rule 3. Each Option shall be granted strictly on the basis that participation in the Scheme will be deemed to constitute an agreement to be bound by the rules of the Scheme.

        2.2)  Surrender.  Each Eligible Employee to whom an Option is granted
              ---------
may surrender the Option by giving notice to that effect to the Corporation, such notice to be received within thirty days after the Date of Grant. The Option shall, to the extent surrendered, be deemed never to have been granted.

        2.3)  Option Certificate.  No payment will be required as consideration
              ------------------
for the grant of an Option. All Options shall be granted under seal or as a deed and an option certificate will be issued to each Participant after the Date of Grant.

        2.4)  Non-transferability.  The grant of an Option shall be personal
              -------------------
to the Participant and may not be transferred to or, subject to the provisions of Rule 6.3, exercised by any other person.

        2.5)  Rights of Option.  Any Options granted pursuant to Rule 2.1 shall
              ----------------
rank pari passu in all respects and shall not give any entitlement or rights to holders other than those specified in the Scheme.

                                   ARTICLE 3.

                        CONDITION PRECEDENT TO EXERCISE
                        -------------------------------

     As of any Date of Grant the Committee specify that the exercise of any Option granted shall be subject to such conditions (not already specified in these Rules) as may be specified in the Option and a Participant may not exercise his Option unless and until any such condition so specified has been satisfied PROVIDED THAT:

        3.1) Any condition that relates to performance howsoever measured shall be objective and:

        (a) if there is an event or change in circumstances which causes any such condition (whether or not specified in these Rules) to become inappropriate the Committee may, acting fairly and reasonably, alter, add to or waive any part or all of the said condition save that the condition in any amended form will be a fairer measure of performance and will be equivalent to (and in any event no more difficult to satisfy than) the terms of the said condition prior to such alteration or addition; and

        (b) except as otherwise determined by the Committee at the time at which the Option is granted, the said condition shall cease to apply in the event that an Option becomes exercisable in accordance with Rules
        6.3 or 6.5(a) (other than the event of retirement on or after the age of 60 years or any other age at which he may be bound to retire in accordance with the terms of a contract of employment);

        3.2) Upon the occurrence of any of the events mentioned in Rule 7 or in any other circumstances which it considers relevant, the Committee may, in respect of any condition and/or circumstances not falling under Rule 3.1:

        (a)  waive all or some of such conditions; or

        (b) make such adjustments, including the imposition of entirely different conditions, to the conditions specified in the Option as it may decide;

provided that no such adjustment shall be made unless the Auditors (acting as experts and not as arbitrators) shall have confirmed in writing to the Committee that the adjustment is, in their opinion, fair and reasonable.

                                   ARTICLE 4.

                        LIMITATIONS ON GRANT OF OPTIONS
                        -------------------------------

The number of Shares over which the Committee may grant an Option to an Eligible Employee on any date shall be limited so that the aggregate cost of acquiring those Shares and any other shares which may be acquired in respect of options previously granted to him under the Scheme and any other Executive Share Option Scheme approved in accordance with Schedule 9 and established by the Corporation or any Associated Company and not exercised does not exceed or further exceed such amount as is for the time being specified for the purposes of paragraph 28 of Schedule 9 (which at the Adoption Date is (Pounds)30,000).

                                   ARTICLE 5.

                              EXERCISE OF OPTIONS
                              -------------------

        5.1)  Notice of Exercise.  An Option shall only be exercised by a
              ------------------
Participant within such period as may be applicable by virtue of the provisions of Rule 6 and subject thereto the exercise shall be effected in such form and manner as the Committee may from time to time prescribe. In the absence of the Committee prescribing to the contrary, a Participant shall exercise an Option by his giving to the Corporation at its principal place of business prior notice in writing signed by the Participant, which notice shall specify the number of Shares (which shall be a multiple of 10 or be equal to the balance of the Shares remaining subject to the Option) in respect of which the Option is being exercised and shall be accompanied both by payment in full of the aggregate Subscription Price for the said Shares and the option certificate evidencing the grant of the relevant Option for cancellation or amendment. The date of receipt of such notice shall (in the absence of the Committee prescribing otherwise) be deemed to be the date of exercise of the Option or of the relevant portion of the Option, as the case may be.

        5.2)  Allotment/Transfer.  The Corporation shall allot to the
              ------------------
Participant or a nominee for the Participant or procure the transfer to him of the appropriate number of Shares and shall enter the Participant in the Corporation's stock register of shareholders as the holder of such Shares within thirty days after the date of exercise of the Option (the date of such entry being, for the purpose of Rule 5.3, the "date of allotment") and provided that the Corporation issues share certificates the Corporation shall deliver to the Participant or his nominee a definitive share certificate in respect thereof.

        5.3)  Rights of Shares.  Any Shares issued pursuant to the preceding
              ----------------
Rule 5.2 shall rank pari passu in all respects and form a uniform class with the Shares in issue on the date of allotment save that they shall not rank for or be entitled to any dividend or other distribution or any issue of Shares by way of capitalization of profits or reserves or any issue of securities by way of rights which under the terms of a resolution passed by the Corporation is to be or is proposed to be paid or made to the holders of Shares on the register on a date prior to the date of allotment.

        5.4)  Listing.  At such time as the Shares are listed for trading on
              -------
any stock exchange, the Corporation shall, at its expense, make application for admission to the relevant list (or analogous procedure) of all Shares allotted pursuant to the exercise of any Option.

        5.5)  Ineligibility.  A person who is prohibited from participating by
              -------------
the provisions of paragraph 8 of Schedule 9 may not exercise an Option.


                                   ARTICLE 6.

                          TIME FOR EXERCISE OF OPTIONS
                          ----------------------------

        6.1)  Time Limits.
              -----------

              (a)  Subject as permitted by:

                   (1)  Rule 6.3; and

                   (2)  Rule 6.5; and

                   (3)  Rule 7;

                   an Option may not be exercised earlier than three years after the date on which it was granted.

              (b) An Option may not be exercised later than ten years after the date on which it was granted and, to the extent unexercised after the expiry of the said period, it shall lapse and become of no effect.

        6.2) Subject as permitted by rules 6.3 and 6.5, an Option may not be exercised by a Participant who has ceased to be an Eligible Employee.

        6.3)  Death of Participant.  If a Participant dies while in the
              --------------------
employment of a member of the Group or dies before the expiry of the period allowed by Rule 6.5 his personal representative(s) may exercise any Option of the Participant then subsisting at any time prior to the expiry of ten years from the date on which it was granted and within but not later than twelve months of his death, notwithstanding that such exercise may occur within three years of the date on which the Option was granted and to the extent unexercised after the said period of twelve months it shall lapse and become of no effect.

        6.4)  Cessation of Employment.  Subject to Rule 6.5, if a Participant
              -----------------------
ceases to be employed by the Group or being a director ceases to be contracted to work for more than 25 hours per week in that capacity in either case otherwise than by death any Option of his then subsisting shall lapse and become of no effect.

        6.5) If a Participant ceases to be employed by the Group or being a director ceases to be contracted to work for more than 25 hours per week in that capacity in either case otherwise than by death the following provisions shall apply to any Option of his then subsisting:

        (a)  if he ceases to be so employed by reason of:

             (1) injury, disability, redundancy (within the meaning of the Employment Rights Act 1996); or

             (2) retirement on reaching the age of 60 years or any other age at which he is bound to retire in accordance with the terms of his contract of employment; or

             (3) the company by which he is employed ceasing to be a member of the Group; or

             (4) the undertaking in which he is employed being transferred to a transferee which is not a member of the Group;

             he may exercise his Option at any time or from time to time within the period of six months (or such longer period as may be allowed pursuant to the proviso to this Rule 6.5) after ceasing to be so employed and, subject to Rule 6.3, at the expiry of that period his Option, to the extent unexercised shall lapse and become of no effect;

        (b) if he ceases to be so employed for any other reason, the Option may not be exercised at all unless the Committee shall (at its discretion determined within three months after the Participant ceases to be so employed) permit such exercise, in which event it may (and subject to Rule 6.3 must, if at all) be exercised to the extent permitted by the Committee within the period of six months after ceasing to be so employed;

provided that the Committee may extend the period within which the Participant may exercise his Option in any case falling within Rule 6.5(a) or Rule 6.5(b) to such period ending not later than six months after the earliest date upon which the exercise of that Option would not result in the Participant being chargeable to income tax under the Tax Acts (as defined in Section 831 of the Act) in respect of that exercise.

        6.6) For the purposes of this Rule 6 where a Participant's employment is terminated without notice it shall be deemed to cease on the date on which the termination takes effect and where the said employment is terminated with notice it shall be deemed to cease upon the date of the expiry of such notice or, if earlier, cessation of employment.

                                   ARTICLE 7.

                      CHANGE IN CONTROL OF THE CORPORATION
                      ------------------------------------

        7.1)  Change in Control.  For purposes of this Rule 7, a "Change in
              -----------------
Control" of the Corporation will mean (i) the sale, lease, exchange or other transfer of substantially all of the assets of the Corporation (in one transaction or in a series of related transactions) to a person or entity that is not controlled, directly or indirectly, by the Corporation, (ii) a merger or consolidation to which the Corporation is a party if the stockholders of the Corporation immediately prior to effective date of such merger or consolidation do not have "beneficial ownership" (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended) immediately following the effective date of such merger or consolidation of more than 80% of the combined voting power of the surviving corporation's outstanding securities ordinarily having the right to vote at elections of directors, or (iii) a change in control of the Corporation of a nature that would be required to be reported pursuant to
Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirements, including, without limitation, such time as (1) any person becomes, after the Adoption Date, the "beneficial owner" (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended), directly or indirectly, of 40% or more of the combined voting power of the Corporation's outstanding securities ordinarily having the right to vote at elections of directors, or (2) individuals who constitute the Board on the Adoption Date cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Adoption Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors comprising the Board on the Adoption Date will, for purposes of this Rule 7.1, be considered as though such person was a member of the Board on the Adoption Date.

        7.2) If a Change in Control of the Corporation occurs, then each Participant shall be notified by the Committee of whether or not such Change in Control has resulted in the requirements of paragraphs 10 to 14 inclusive of
Schedule 9 ceasing to be satisfied and may, subject to Rules 3 and 5, exercise his Option at any time and from time to time within the period of six months following the Change in Control notwithstanding that such exercise may occur within three years of the date on which the Option was granted and at the end of that period all Options, to the extent unexercised, shall lapse.

                                   ARTICLE 8.

              VARIATIONS IN THE SHARE CAPITAL OF THE CORPORATION
              --------------------------------------------------

        8.1)  Variation or Reorganization.  If at any time after the date of
              ---------------------------
grant of an Option and before it ceases to be exercisable there is a variation or reorganization of the share capital of the Corporation by virtue of which Shares are subdivided into a greater or combined into a lesser number of shares (whether with or without par value), the number of Shares issuable upon exercise of such Option immediately prior thereto shall be adjusted so that the Participant shall be entitled to receive a number of Shares which he or she would have owned or have been entitled to receive after the happening of such event had such Option been exercised immediately prior to the happening of such subdivision or combination or any record date with respect thereto. An adjustment made pursuant to this Rule shall become effective immediately after the effective date of such subdivision or combination retroactive to the record date, if any, for such subdivision or combination. The Subscription Price (as such amount may have theretofore been adjusted pursuant to the provisions hereof) shall be adjusted by multiplying the Subscription Price immediately prior to the adjustment of the number of Shares issuable under the Option by a fraction, of which the numerator shall be the number of Shares issuable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so issuable immediately thereafter. Substituted shares of stock shall be deemed Shares for the purpose of this Scheme.

        8.2) In the event of any other variation of the share capital of the Corporation not falling within Rule 8.1, the Subscription Price and/or the number of Shares in respect of which the Option may be exercised shall be adjusted to such extent and in such manner as the Auditors shall in their opinion consider and confirm in writing to the Committee to be fair and reasonable.

        8.3) Notwithstanding Rules 8.1 and 8.2, the aggregate Subscription Price payable on the exercise of an Option previously granted hereunder shall not be increased by any adjustment pursuant to Rule 8.1 or Rule 8.2 and any such adjustments shall be subject to prior approval by the Board of Inland Revenue.

        8.4) All Participants shall be notified in writing of any such adjustments as soon as practicable thereafter and the Corporation shall be entitled to call in the option certificates for the Options affected by such adjustments for endorsement or replacement, as may appear appropriate.

                                   ARTICLE 9.

                          ADMINISTRATION OF THE SCHEME
                          ----------------------------

        9.1)  Committee.  The Scheme shall in all respects be administered
              ---------
under the direction of a duly authorized Committee of the Board appointed by the Board for that purpose. The Committee may make such rules for the conduct of the Scheme, not being inconsistent with the provisions hereof, as it shall think fit. Any dispute regarding the interpretation of the Scheme or the terms of any Option shall be determined by the Committee in its discretion (after seeking such advice as it shall consider necessary) and its decision shall be final and binding.

        9.2)  Authorized Share Capital.  The Corporation shall at all times
              ------------------------
maintain an amount of authorized and unissued Shares sufficient to satisfy outstanding Options to subscribe for Shares under the Scheme.

        9.3)  Notices.  Any notice or other communication under or in
              -------
connection with the Scheme may be given by personal delivery or by sending the same by post, in the case of a company to its registered office or its principal place of business, and in the case of an individual to his last known address, or, where he is a director or an employee of a member of the

Participating Group, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment.

                                  ARTICLE 10.

                            AMENDMENT OF THE SCHEME
                            -----------------------

        10.1)  Board Resolution.  The Board shall at any time be entitled to
               ----------------
amend by resolution all or any of the provisions of the Scheme, provided that:

        (a) no amendment to the disadvantage of any Participant shall be made unless:

             (1) the Board shall have invited every such Participant to give an indication as to whether or not he approves the amendment; and

             (2) the amendment is approved by a majority of those Participants who have given such an indication;

        (b) no amendment to the advantage of any existing or future Participants shall be made without the prior approval by ordinary resolution of the shareholders of the Company in general meeting (except for minor amendments to benefit the administration of the Scheme, to take account of a change in legislation or to obtain or maintain any favorable tax, exchange-control or regulatory treatment for Participants or for any Participating Company);

        (c) with the exception of amendments to any conditions attached to any Option pursuant to Rule 3.1, no amendment made to the Scheme shall become effective until it has been approved by the Board of Inland Revenue and nothing shall be done to the Scheme which would prejudice the obtaining of Revenue Approval or cause it to be withdrawn.

        10.2)  Revenue Approval.  The Board may at any time by resolution and
               ----------------
without other formality amend the Scheme in any way to the extent necessary to secure and maintain Revenue Approval and to ensure that Revenue Approval is not withdrawn pursuant to any statutory modification of the provisions of the Act.

        10.3)  Notification.  On any such amendment being made by the Board all
               ------------
Participants shall be notified in writing as soon as practicable thereafter.

        10.4)  Termination.  The Board or the Corporation in a general meeting
               -----------
of the shareholders shall be entitled by resolution to terminate the Scheme at any time but Options previously granted shall continue to be valid and exercisable in accordance with the provisions of the Scheme.

                                  ARTICLE 11.

                             ADDITIONAL PROVISIONS
                             ---------------------

        11.1)  Conflict.  Every Option shall be subject to the condition that
               --------
no Shares shall be issued to a Participant following the exercise of an Option if such issue would be contrary to any enactment or regulation for the time being in force of the United Kingdom or of any other country having jurisdiction in relation thereto. The Corporation shall not be bound to take any action to obtain the consent of any governmental authority to such issue or to take any action to ensure that any such issue shall be in accordance with any such enactment or regulation if such action could in the opinion of the Committee be unduly onerous.

        11.2)  Employment.  The rights and obligations of any individual under
               ----------
the terms of his employment with any member of the Group shall not be affected by his participation in the Scheme or any right which he may have to participate in the Scheme or any right which he may have to participate therein, and an individual who participates therein shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise an Option as a result of such termination.

        11.3)  Auditors.  In any matter in which they are required to act
               --------
hereunder the Auditors shall be deemed to be acting as experts and not as arbitrators.

                              THE APPENDIX TO THE
                              -------------------
                       1998 SHARE OPTION SCHEME ADDENDUM
                       ---------------------------------
                                 ("THE SCHEME")

                       THE UNAPPROVED PART OF THE SCHEME
                       ---------------------------------

1. This Appendix sets out the provisions of a sub-scheme to the Scheme, which sub-scheme shall be known as the "Unapproved Part." It is intended that the Unapproved Part of the Scheme shall not be approved by the Inland Revenue.

2. The provisions of the Unapproved Part of the Scheme shall be all the provisions set out in the Scheme and any Option granted under the Unapproved Part shall be governed in accordance with those provisions but with the following modifications:

        (a) In Rule 1.1 of the Scheme a director or employee will not be excluded from being an "Eligible Employee" by virtue of the prohibition in the provisions of paragraph 8 of Schedule 9 and the "Shares" need not satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9.

        (b) In Rule 1.1(y) of the Scheme, the Subscription Price shall be determined by the Committee using a traded market value, if any, or other fair market value as the Committee shall determine in its discretion, but in any event without the necessity to obtain the agreement of the Shares Valuation Division, provided that such value shall not be less than the nominal or par value of a Share.

        (c) Rule 4 of the Scheme shall not apply and for the avoidance of doubt the Unapproved Part shall not include any restriction under paragraph 28 of Schedule 9 (as amended by Section 114(2) of the Finance Act 1996) on the number of Shares over which the Board may grant an Option to an Eligible Employee.

        (d)  Rule 5.4 and the proviso to Rule 6.5 of the Scheme shall not apply.

        (e) Rule 6.1(a) of the Scheme notwithstanding, an Option may be exercised earlier than three years after the date on which it was granted if and as provided in the Option Certificate.

        (f) In Rules 6.1(b) and 6.3 of the Scheme the period of ten years shall remain as stated except where Section 135 (Subsections (2) and (5)) of the Act provide for another period, in which case such other period shall apply.

        (g) Any requirement in any Rules of the Scheme relating to the approval of the Board of Inland Revenue shall not apply for the purposes of the Unapproved Part of the Scheme.

        (h) Any Amendment made to the Scheme by virtue of any provision contained therein shall be deemed to have been incorporated in the Unapproved Part, at the date that any such amendment becomes effective, unless the contrary is stipulated at the time. For the avoidance of doubt the Board may amend this Appendix and the Unapproved Part without such amendment having the effect of amending the Scheme.



                                     AA-2